SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) is October 25, 2005

YP CORP.

(Exact name of registrant as specified in its charter)
Nevada	000-24217	85-0206668
(State or other jurisdiction of incorporation or jurisdiction)	(Commission File Number)	(IRS Employer Identification Number)

4840 E. Jasmine Street, Suite 105, Mesa, Arizona	85205
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (480) 654-9646

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Following the expiration on October 13, 2005 of the outstanding rights to purchase shares of the Series A Junior Participating Preferred Stock of YP Corp. (the “Company”), as disclosed in the Company’s Current Report on Form 8−K filed on October 13, 2005, the Company filed on October 25, 2005 a Certificate of Withdrawal of Certificate of Designation with the Secretary of State of Nevada eliminating the Certificate of Designation with respect to the Company’s Series A Junior Participating Preferred Stock.

A copy of the Certificate of Withdrawal of Certificate of Designation is attached as Exhibit 4 to this Current Report.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Item
4	Certificate of Withdrawal of Certificate of Designation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2005	YP CORP.

/s/ Peter Bergmann
Peter Bergmann, Chairman and Chief Executive Officer